August 2016 An Orphan Disease Company by Design Confidential Information of Eiger BioPharmaceuticals, Inc. Exhibit 99.1

Forward-Looking Statements This presentation and the oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts, including statements regarding our future financial condition, timing for and outcomes of clinical results, business strategy and plans and objectives for future operations, are forward looking statements. These forward-looking statements include terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms Forward looking statements are our current statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned clinical development, the timing of and our ability to initiate or enroll clinical trials, and our ability to make regulatory filings and obtain and maintain regulatory approvals for Sarasar, Bestatin, PEG IFN Lambda and our other product candidates, our intellectual property position, the potential safety, efficacy, reimbursement, convenience clinical and pharmaco-economic benefits of our product candidates, commercial opportunities, including potential market sizes and segments, our ability to commercialize, expectations regarding clinical trial data and FDA outcomes, our results of operations, cash needs, spending of the proceeds from this offering, financial condition, liquidity, prospects, growth and strategies, the industry in which we operate and the trends that may affect the industry or us. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. © 2016 Eiger Biopharmaceuticals, Inc., all rights reserved. Sarasar is a registered trademark of Merck Sharp & Dohme Corp. Bestatin is a trademark of Nippon Kayaku Co., Ltd. All other trademarks belong to their respective owners.

Identify novel biology in targeted orphan diseases Scientific and academic collaborations at Stanford University License well-characterized assets against novel targets Preclinical and clinical experience already generated Translate science into the clinic rapidly Cost efficient and time efficient clinical data in target disease Develop markets and prepare for commercialization Patient identification, KOL engagement, data dissemination, education Orphan Disease Focus by Design Business Strategy to Maximize Efficiency

5 - Phase 2 programs in the clinic and dosing patients 4 - Well characterized, clinical stage compounds Therapeutically diverse set of orphan disease programs Multiple large commercial market opportunities Multiple shots on goal for clinical & regulatory success Data from all 5 programs over the next 18 months Investment Highlights

Phase 2 Data Hepatitis Delta Post-Bariatric Hypoglycemia Pulmonary Arterial Hypertension Lymphedema PEG IFN Lambda Exendin (9-39) BestatinTM (ubenimex) BestatinTM (ubenimex) 2017 2016 2017 2017 Development Pipeline Indication Phase II Approved Treatments Product Hepatitis Delta Sarasar® (lonafarnib) 2016 ✓

HDV is the most severe form of viral hepatitis More rapid progression to liver cirrhosis and liver cancer 5-7x more likely to develop cirrhosis and HCC vs HBV HDV is always associated with HBV Infection HDV steals HBsAg to complete its envelope Final step in replication involves prenylation HDV hijacks prenylation, a host process No FDA approved Rx for HDV PEG IFN α demonstrates modest benefit HDV worldwide prevalence is 15 - 20 million Approximately 4-6% of HBV worldwide population is infected with HDV Orphan status in US and EU large delta antigen small delta antigen HDV HBsAg HBV HDV genome The Most Severe Form of Viral Hepatitis Hepatitis Delta Virus

Risk of hepatocellular carcinoma, decompensation, mortality increased… 1Fattovich et al, J Infect Dis, 1987; Fattovich et al, Gut, 2000. 2Serrano et al, EASL 2011. At the time of diagnosis, >50% of HDV patients are cirrhotic Complications of Hepatitis D

Virus Hepatitis C US Hepatitis B US Hepatitis D US Prevalence 4M 2M 100K Diagnosed 1.3M 600K 33K* Severity Moderate Severe Most Severe Progression to Cirrhosis 10-20% within 20 Years 15% Within 5-10 Years 70% Within 5-10 years (50% at diagnosis) Approved Therapies Yes (Curative) Yes (Suppressive) None *5% of HBV population to be captured via reflex HDV quantitative RNA test for all HBV diagnosed patients Triangle Insights Market Research 2015 A Potential $Billion+ World Wide Commercial Opportunity Hepatitis Delta Virus

Mean Viral Decline ( ) versus Cumulative Viral Clearance ( ) Mean Change in Log HDV RNA Week 100 60 50 70 40 20 10 30 80 90 # of Patients with Negative HDV-RNA N = 5 N = 15 N = 19 N = 34 N = 42 Wobse 2014: AASLD Wedemeyer 2014: AASLD PEG IFN-a 180 mcg QW +/- tenofovir (N = 91) Poor Tolerability, Retreatment Not an Option for Rebound PEG IFN-α in HDV: Activity Over 48 Weeks

Farci et al, Gastroenterology 2004: Long-Term Benefit of Interferon α Therapy of Chronic HDV: Regression of Advanced Hepatic Fibrosis Change in HDV RNA Survival N=36 Interferon Alfa for 48 weeks with 15 year Follow Up Gastroenterology Improved Clinical Benefit without Clearance of HDV RNA Reducing HDV RNA Improves Survival

NUCs (N=45) No therapy (N=39) IFN a (N=52) p < 0.01 vs NUCs p = 0.02 vs NUCs p = 0.05 vs no therapy Cumulative Event Free Survival 15 10 5 0 1.0 0.8 0.6 0.4 0.2 0 Years Wranke et al. J Hepatology 2016: Does Antiviral Treatment Affect the Clinical Long-term Outcome of Hepatitis Delta? Long term clinical outcomes - IFN alfa treatment in HDV Retrospective analysis - single cohort study 136 anti-HDV positive patients Median follow-up: 5.2 years - Range 0.6 -18.8 years Interferon Alfa for 48 weeks with up to 18.8 Year Follow Up HDV RNA Loss Improves Long-term Clinical Outcomes Fewer Clinical Events following IFN-α

Uncoating of Virus Transport to Nucleus Replication Assembly prenylated LHDAg HDV genome prenylated LHDAg prenyl moiety small HDAg Release of Progeny Cytoplasm HBV surface antigen large HDAg small delta antigen large delta antigen HDV genome HDV genome large HDAg HBsAg Prenylation The HDV Life Cycle

Proof of Concept Virus Like Particle (VLP) Infectious Virus In Vivo Animal Model l Jeffrey S. Glenn HDV is a Genetically Validated Target Prenylation Inhibitors as Antivirals

Small molecule, oral, prenylation inhibitor Well-characterized through Phase 3 >2,000 patients dosed in oncology program by Merck (Schering) Dose limiting toxicity is GI (class effect) Prenylation is a host target; confers high barrier to resistance Over 100 HDV patients dosed across international sites NIH Phase 2 study results published in Lancet Infectious Diseases 2015 Orphan Designation in US & EU, Fast Track in US Koh et al, Lancet Infect Dis, 2015. Well-Characterized Clinical Stage Lead Compound Sarasar® (lonafarnib) for HDV

Sarasar® (lonafarnib) Phase 2 HDV Program 102 HDV Infected Patients Dosed Proof of Concept Monotherapy N = 14 LOWR HDV – 1 Combinations +/- PEG IFN α N = 15 LOWR HDV – 2 Dose Finding +/- PEG IFN α N = 37 LOWR HDV – 3 Duration N = 21 LOWR HDV - 4 Titration N = 15 Dosing MHH Hannover Medical School LOWR HDV = LOnafarnib With Ritonavir in HDV Complete Complete Dosing Last Patient Out

Lonafarnib 100 mg BID Placebo 0.5 0 -0.5 -1 -1.5 -2 -2.5 Mean ∆ - 0.74 Log Mean ∆ - 0.2 Log N = 4 N = 6 Mean change in Log HDV RNA Lonafarnib 200 mg BID Mean ∆ - 1.6 Log N = 6 National Institutes of Health NIH POC (Lancet Infect. Dis. 2015) Week 4 Reduction in HDV RNA with Lonafarnib

Week 4 Reduction in HDV RNA with Lonafarnib Lonafarnib 100 mg BID Placebo 0.5 0 -0.5 -1 -1.5 -2 -2.5 Mean ∆ - 0.74 Log Mean ∆ - 0.2 Log N = 4 N = 6 Mean change in Log HDV RNA Lonafarnib 200 mg BID Mean ∆ - 1.6 Log N = 6 National Institutes of Health NIH POC (Lancet Infect. Dis. 2015) Lonafarnib 100 mg BID + Ritonavir 100 mg QD Mean ∆ - 2.4 Log N = 3 Mean ∆ - 1.8 Log Lonafarnib 100 mg BID + PEG IFN α 180 mcg QW N = 3 N = 3 Lonafarnib 300 mg BID Mean ∆ - 2.0 Log Lonafarnib 200 mg BID Mean ∆ - 1.6 Log N = 3 N = 3 Lonafarnib 100 mg TID Mean ∆ - 1.2 Log Ankara University LOWR HDV -1 (EASL 2015)

Mean Change in Log HDV RNA Week LOWR HDV – 1 Faster Decline with Lonafarnib Combinations

Mean Change in Log HDV RNA Week HIDIT – 2 LOWR HDV – 1 Larger Declines in HDV RNA at Week 8 versus PEG IFN α at Week 48 Faster Decline with Lonafarnib Combinations

High Dose Months 4-6 Months 1-3 LNF 50 mg BID or LNF 25 mg BID LNF ≥ 75 mg BID + RTV LOWR HDV – 2: “Dose Finding” Study Tolerability, Longer Dosing, Triple Combination LNF 50 mg BID or LNF 25 mg BID + RTV 100 mg BID + RTV 100 mg BID + PEG IFN α 180 mcg QW Lower Dose Lower Dose: Triple Combination N=11 N=16 N=10 N=37

LOWR HDV – 2: Week 4 Reduction in HDV RNA

Comparable Viral Load Decline: High Dose vs Lower Dose



LNF 100 mg BID + RTV 100 mg QD
LNF 100 mg BID + RTV 50 mg BID
LNF 100 mg QD + RTV 100 mg QD
LNF 150 mg QD + RTV 100 mg QD
LNF 75 mg BID + RTV 100 mg BID
LNF 50 mg BID + RTV 100 mg BID
LNF 25 mg BID + RTV 100 mg BID
LNF 50 mg BID + RTV 100 mg BID + PEG IFN α 180 mcg QW
LNF 25 mg BID + RTV 100 mg BID + PEG IFN α 180 mcg QW
Mean Change in Log HDV RNA
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3.0
N = 3
N = 2
N = 3
N = 3
N = 3
N = 5
N = 6
N = 3
N = 6
high dose lonafarnib
lower dose lonafarnib

21

LOWR HDV – 2: Week 8 Reduction in HDV RNA

Comparable Viral Load Decline: High Dose vs Lower Dose



LNF 100 mg BID + RTV 100 mg QD
LNF 100 mg BID + RTV 50 mg BID
LNF 100 mg QD + RTV 100 mg QD
LNF 150 mg QD + RTV 100 mg QD
LNF 75 mg BID + RTV 100 mg BID
LNF 50 mg BID + RTV 100 mg BID
LNF 25 mg BID + RTV 100 mg BID
LNF 50 mg BID + RTV 100 mg BID + PEG IFN α 180 mcg QW
LNF 25 mg BID + RTV 100 mg BID + PEG IFN α 180 mcg QW
Mean Change in Log HDV RNA
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3.0
N = 3
N = 3
N = 2
N = 2
N = 3
N = 3
N = 3
N = 3
N = 3
N = 3
N = 5
N = 5
N = 6
N = 4
N = 3
N = 3
N = 6
N = 2
high dose lonafarnib
lower dose lonafarnib

22

0 Elevated ALT at Week 12 Elevated ALT at Baseline Number of Patients N = 17 N = 6 Normal ALT Male < 45 Female < 34 5 10 15 20 * 23 of 37 patients have Week 12 data LOWR HDV – 2: ALT Normalization In 65% of Patients at Week 12*

Activity demonstrated in all patients with all doses of LNF Lower doses identified that improve GI tolerability Longer dosing durations now possible with tolerability HDV RNA negativity achieved with low dose LNF ALT normalization in 65% of patients at Week 12 Addition of PEG IFN alfa offers promising treatment options LOWR HDV – 2 Observations & Conclusions

LOWR HDV – 3: "Duration" Study

Dosing Completed

	Months 1-3	Months 4-6
N=4	*LNF 100 mg QD + RTV 100 mg QD*	
N=4	*LNF 75 mg QD + RTV 100 mg QD*	
N=4	*LNF 50 mg QD + RTV 100 mg QD*	
N=3	*Placebo*	*LNF 100 mg QD + RTV 100 mg QD*
N=3	*Placebo*	*LNF 75 mg QD + RTV 100 mg QD*
N=3	*Placebo*	*LNF 50 mg QD + RTV 100 mg QD*
N=21		

25

LNF 50 mg BID + RTV 100 mg BID ≥ 4 Weeks N=15 ≥ 2 Weeks ≥ 2 Weeks 16 Weeks LNF 50 mg BID + RTV 100 mg BID LNF 75 mg BID + RTV 100 mg BID LNF 75 mg BID + RTV 100 mg BID LNF 100 mg BID + RTV 100 mg BID LNF 100 mg BID + RTV 100 mg BID MHH Hannover Medical School Enrolled and Dosing LOWR HDV – 4: “Dose Titration” Study

Phase 2 LOWR HDV – 2 Phase 2 LOWR HDV - 3 Interim Data 2015 2016 2017 EOT Data Phase 2 LOWR HDV - 4 EOT Data 2016 2016 EOT Data 2016 Post TRx Data Post TRx Data 2017 2017 N = 37 N = 21 N = 15 End of Phase 2 Meeting Targeting End of Phase 2 Meeting in mid-2017 Sarasar® (lonafarnib) in HDV

HDV Registration Options Clinical Description Treatment Option All Oral Cure HDV RNA Negativity Lonafarnib + Ritonavir Chronic Treatment HDV RNA Reduction + ALT Normalization + Histopathology* Lonafarnib + Ritonavir * 2 point improvement in inflammatory score without worsening in fibrosis score Building an HDV Franchise Potential Registration Pathways

Building an HDV Franchise April 20th Eiger Press Release

A novel, first in class Type III interferon - Native Lambda is generated by human immune system in viral infections Binds to a unique receptor versus Type I interferons - Highly expressed on hepatocytes - Limited expression on hematopoietic cells and CNS cells Uses similar downstream signaling pathway as Type I interferons Greater than 3,000 patients in 18 clinical trials (HCV / HBV) Antiviral activity with less of the typical IFN alfa related side effects Anti HDV activity demonstrated in humanized liver mouse model A targeted interferon for HDV PEG IFN Lambda

Potential for MORE IFN-associated abnormalities: Neutropenia Thrombocytopenia Flu-like Symptoms Musculoskeletal Symptoms IFN alfa receptors widely distributed throughout body. Lambda receptors NOT widely distributed throughout body. Potential for LESS IFN-associated abnormalities: Neutropenia Thrombocytopenia Flu-like Symptoms Musculoskeletal Symptoms Potential Impact of Lambda Receptor Distribution

Type of Event Event Lambda 180 mcg (N = 80) Alfa 180 mcg (N = 83) # of patients (%) Serious adverse events 7 (8.8) 5 (6.0) Adverse events leading to discontinuation 6 (7.5) 8 (9.6) Adverse events (any grade) in >15% in any group Pyrexia 8 (10.0) 38 (45.8) Alopecia 9 (11.3) 25 (30.1) Fatigue 26 (32.5) 24 (28.9) Headache 11 (13.8) 24 (28.9) Neutropenia 0 20 (24.1) Myalgia 3 (3.8) 18 (21.7) Dizziness 5 (6.3) 13 (15.7) Pruritus 7 (8.8) 13 (15.7) ALT Increase 15 (18.8) 8 (9.6) Adverse event categories of special interest Constitutional 28 (35.0) 26 (31.3) Neurological 18 (22.5) 30 (36.1) Flu-like 13 (16.3) 45 (54.2) Musculoskeletal 5 (6.3) 23 (27.7) Psychiatric 11 (13.8) 15 (18.1) Chan, HLY et al, J Hepatology 2016. Results of Clinical Study in HBV Infected Patients PEG IFN Lambda Safety versus PEG IFN Alfa

Type of Event Event Lambda 180 mcg (N = 80) Alfa 180 mcg (N = 83) # of patients (%) Grade 3-4 laboratory abnormalities ALT increases (>5 x ULN) 33 (41.3) 19 (23.3) AST increases (>5 x ULN) 27 (33.8) 15 (18.3) Hyperbilirubinemia (>2.5 x ULN) 3 (3.8) 0 Neutropenia (<750 cells / mm3) 2 (2.5) 17 (20.7) Thrombocytopenia (<50,000 cells / mm3) 0 1 (1.2) Hemoglobin (<9 g/dL or 4.5 g/dL decrease from baseline) 0 0 ALT flares 13 (16.3) 6 (7.2) Dose reductions 12 (15.0) 23 (27.7) Dose interruptions 8 (10.0) 4 (4.8) Chan, HLY et al, J Hepatology 2016. Journal of Hepatology Results of Clinical Study in HBV Infected Patients PEG IFN Lambda Safety versus PEG IFN Alfa

HDV Viremia Experimental Design ISG15 = 6.2 Fold STAT2 = 11.2 Fold Dandri et al, EASL 2013 Monothematic Conference, Poster Rig-I = 1.9 Fold STAT1 = 6.2 Fold Strongly Enhanced Innate Immune Response of Human Hepatocytes PEG IFN Lambda Suppresses HDV RNA

LMD 180 mcg QW Rx-free follow-up Arm 1 N = 10 Arm 2 N = 10 LMD 120 mcg QW Rx-free follow-up EOT EOFU 48 wk 24 wk New Zealand: Ed Gane (Auckland) Pakistan: Saeed Hamid (Karachi) Enrolling Planned 3Q 2016 LMD 120 mcg QW vs LMD 180 mcg QW Lambda Monotherapy Study in HDV

Arm 1 N = 10 Arm 2 N = 10 Planned Sites: US: Turkey: Germany: EOT EOFU 2 wk 48 wk 24 wk LNF RTV LMD 120 mcg QW LNF 50 mg BID RTV 100 mg BID Rx-free follow-up LNF RTV Rx-free follow-up LMD 120 mcg QW LNF 25 mg BID RTV 100 mg BID Enrolling Planned 1Q 2017 LNF 50 mg BID / RTV 100 mg BID + LMD 120 mcg QW Lambda Combination Study in HDV

Phase 2 LOWR HDV – 2 Phase 2 LOWR HDV - 3 Interim Data 2015 2016 2017 Eiger HDV Program PEG IFN Lambda Results to Expand Franchise EOT Data Phase 2 LOWR HDV - 4 EOT Data 2016 2016 EOT Data 2016 Post TRx Data Post TRx Data 2017 2017 N = 37 N = 21 N = 15 EOT Data 2017 Lambda Monotherapy Lambda Combination Therapy N = 20 N = 20

Potential Registration Pathways Building an HDV Franchise HDV Registration Options Clinical Description Treatment Option All Oral Treatment Option Sub Q Treatment Option Triple Combo Cure HDV RNA Negativity Lonafarnib + Ritonavir Lambda Lonafarnib + Ritonavir + Lambda Chronic Treatment HDV RNA Reduction + ALT Normalization + Histopathology* Lonafarnib + Ritonavir * 2 point improvement in inflammatory score without worsening in fibrosis score

Post-Bariatric Hypoglycemia

Debilitating Complication of Bariatric Surgery



- *Bariatric Surgery increasing worldwide*
  - *200,000 bariatric surgeries in the US in 2014 and growing**
- *Post prandial hyperinsulinemia and hypoglycemia*
  - *Neuroglycopenia – seizures, loss of consciousness, and even death*
  - *Disability – impaired ability to work, drive, perform daily activities*
- *Impacts 5-10% of Roux-en-Y patients: Orphan Disease*
  - *~ 60,000 Roux-en-Y procedures in the US in 2015*
  - *~ Up to 3,000 new patients presenting annually in US (incidence)*
  - *~ 30,000 current patients in US (prevalence)*
- *No approved therapy; high unmet medical need*

** Angrisani et al., Obes Surg, 2015*

39

Post-Bariatric Hypoglycemia Enhanced Secretion of GLP-1 Leads to Elevated Insulin Release Roux-en-Y Gastric Bypass Glucose GLP-1 Insulin Beta Islet Cell Pancreas

Exendin (9-39) Exendin (9-39) is a GLP-1 Antagonist 31 AA fragment of exenatide, a GLP-1 agonist Decreases insulin secretion Byetta (exenatide) Bydureon (exenatide er) GLP-1 Agonists Exendin (9-39) GLP-1 Antagonist Well-Characterized; Has Not Been Marketed for Any Indication

IV Exendin (9-39)

Phase 2: IV Infusion Study

Stanford MEDICINE



SCREENING RANDOMIZATION
DAY 1 OGTT
WASHOUT 24HR-7DAY
DAY 2 OGTT
Randomization
Enrolled N=8
Ex (9-39) Infusion
N=4
Placebo Infusion
N=4
Ex (9-39) Infusion
N=4
Placebo Infusion
N=4

Inclusion Criteria:

1) Whipple's triad
   - Hypoglycemic sx post-prandially
   - Plasma glucose <50 mg/dL
   - Resolution w/ CHO intake
2) Documented hyperinsulinemia (>2 uU/mL)

Endpoints:

1°: Hypoglycemia: Plasma glucose <50 mg/dL
2°: Rate of glucose decline
3°: Composite symptom score
Ancillary measures: Insulin, GLP-1, GIP, glucagon, Ex (9-39)

42

Hypoglycemia Glucose fall resembles normal glycemic response No Exendin (9-39) patient required rescue Steep glucose fall Every placebo patient required rescue with IV dextrose Exendin (9-39) Reduces Post Bariatric Hypoglycemia IV Exendin (9-39) Infusion Mean Study Results

SC Exendin (9-39) Phase 2: SC SAD Study SC Ex (9-39) with OGTT Baseline OGTT Randomization 21-30 mg 10-15 mg 16-20 mg N=8 Inclusion Criteria: 1) Whipple’s triad - Hypoglycemic sx post-prandially - Plasma glucose <50 mg/dL - Resolution w/ CHO intake 2) Documented hyperinsulinemia (>2 uU/mL) Endpoints: 1°: Prevention of hypoglycemia <50 mg/dL 2°: Improvement in hypoglycemia score 3°: PK, Safety, Tolerability Stanford MEDICINE

No patient became hypoglycemic Rate of glucose decline reduced * P < 0.05 ** P < 0.01 Baseline (N=8) SC Ex (9-39) (N=8) American Diabetes Association June 2016 All subjects required rescue Rapid decline SC Exendin (9-39) - All Doses Therapeutic SC Exendin (9-39) Mean SAD Study Results

2015 2016 Exendin (9-39) Development Status N=10 IND for SC Formulation by Stanford N=8 SC Injection SAD Study Oral Presentation IV Infusion Study Manuscript Submitted N=16 SC Injection MAD Study IND Enabling Studies Pre IND Meeting Orphan Application IND Dosing Now Stanford MEDICINE American Diabetes Association June 2016

PAH is a $4 Billion+ Orphan Disease market - Approved agents for PAH are all Vasodilators (palliative) Inflammation now recognized as major component in PAH - LTB4 identified as an inflammatory mediator in PAH LTB4 is elevated in PAH animals and human PAH disease Targeted inhibition of LTB4 reverses PAH in animal models Ubenimex is a targeted inhibitor of LTA4H - Approved in Japan for a different indication; well characterized Potential for PAH Disease Modification & Reversal Targeting Disease Modification Pulmonary Arterial Hypertension

PAH and Inflammation * Sci Transl Med, 2013: “Blocking Macrophage Leukotriene B4 Prevents Endothelial Injury and Reverses Pulmonary Hypertension” * Pulmonary Arteriole LTB4 Induces Pulmonary Endothelial Cell Death LTB4 Induces Pulmonary Arterial Smooth Muscle Proliferation Stanford MEDICINE

- - - - - 10 0 20 30 40 50 60 Control PAH RVSP (mmHg) RV / LV + S UB - - - - 70 90 80 - - - - - 0.10 0 0.20 0.30 0.40 0.50 0.60 - - - - 0.70 0.90 0.80 Hemodynamics Right Ventricle Systolic Pressure (RVSP) Right Ventricle Hypertrophy (RV / LV + S) Survival Curves Ubenimex Treated PAH Rats vs Untreated PAH Rats 0 20 40 60 100 80 Survival % Day 0 7 14 21 28 35 UB Treated N=6 Untreated N=6 * > 100 rats treated with ubenimex (different routes, different doses, different models) with similar results > 1,000 rats treated in different models with different agents Ubenimex Reverses PAH LTB4 Inhibition Lowers Pressures and Improves Survival*

Human PAH Lung Tissue and Serum LTA4H and LTB4 levels are Elevated in PAH Indicates occluded arteriole Human Serum LTB4 (pg/mL) N=10 PAH Patients* *Tian et al Hypertension 2015 P<0.05

Bestatin™ (ubenimex) Partner: Nippon Kayaku, Japan Orally active, small molecule, marketed in Japan since 1987 Approved as an adjuvant to chemotherapy for non-lymphocytic leukemia LTA4H inhibitor Marketed in 30 mg QD capsules Well-characterized, safe and well-tolerated Never introduced in the US or EU – NCE PAH IND Approved: US Sites Ramping Granted: Orphan Designation in PAH in US and EU US Patent Allowance for Claims in PAH

N=30 LIBERTY: Phase 2 Study Months 1-6 N=15 Standard of Care1 + Ubenimex 150 mg TID Standard of Care1 + PBO 1 On at least one of PDE5 inhibitor/sGC inhibitor and/or endothelin receptor antagonist and/or prostacyclin * Enrolling Functional Class 2 and 3 Primary Endpoint: Pulmonary Vascular Resistance A Randomized, Double-BLInd, Placebo-Controlled Study of UBEnimex in Patients with Pulmonary ARTerial Hypertension* Efficacy Evaluation Secondary Endpoint: Six Minute Walk Distance (6MWD)

LIBERTY Phase 2 Study N=45 Fast Track / Breakthrough Designation US Orphan Designation Granted EOP2 IND Approved Dose Enrollment Enrollment NDA Filing Phase 3 Study N=300 Dose Topline Data Topline Data 2019 2015 2016 2017 2018 2020 Ubenimex in PAH Timeline Estimated US Patent Allowance EU Orphan Designation Granted

Lymphedema A Disabling Disorder with Significant Impact on Quality of Life No Approved Rx Therapy Lymphedema is a state of vascular insufficiency Decreased clearance of interstitial fluid through lymphatics Debilitating architectural alterations in skin & supporting tissues Primary Lymphedema – hereditary (Orphan) Secondary Lymphedema – due to a causative event Elevated LTB4 in animal models and human lymphedema - Targeted blockade of LTB4 improves preclinical lymphedema Potential for Disease Modification & Reversal * Rockson et al Provisional Patent Filing: LTB4 inhibition to prevent and treat lymphedema; 2015

LTB4 is Elevated in Lymphedema Murine Model and Human Lymphedema Human Serum P<0.0001 P<0.0001 P<0.001 ns Mouse Serum * Rockson et al Provisional Patent Filing: LTB4 inhibition to prevent and treat lymphedema; 2015

Ubenimex Reverses Lymphedema Murine Model of Lymphedema Ubenimex reduced epidermis and dermis thickness Ubenimex reduced tail volume * Rockson et al Provisional Patent Filing: LTB4 inhibition to prevent and treat lymphedema; 2015

ULTRA : Phase 2 Study

Ubenimex **L**ymphedema **T**rial **R**estoring **A**ctivity

A Randomized, Placebo-Controlled Trial to Evaluate Efficacy, Safety, and Tolerability of Ubenimex in Patients with Lymphedema

Months 1-6

N≈20	***Ubenimex 150 mg TID***
N≈20	***Placebo***

Entry Criteria:
Secondary lymphedema of the lower limbs

Primary Endpoint:
Skin Thickness

Secondary Endpoint:
Histology, Limb Volume, Symptom Measures

Efficacy Evaluation

57

Phase 2 Study N≈40 Fast Track Designation Type B FDA IND Approved Enroll Data 2016 Breakthrough Designation If Positive Results Ubenimex in Lymphedema Timeline Estimated 2017 Dose

Clinical Data News Flow

Phase 2 Results Across All Programs

	2016	2017
Sarasar®: LOWR HDV – 2 Interim Data	✓	
Exendin (9-39): SC SAD Study	✓	
Exendin (9-39): SC MAD Study	☆	
Sarasar®: LOWR HDV – 2 EOT Data	☆	
Sarasar®: LOWR HDV - 3 EOT Data	☆	
Sarasar®: LOWR HDV - 4 EOT Data	☆	
Bestatin™: Lymphedema ULTRA Study		☆
Bestatin™: PAH LIBERTY Study		☆
PEG IFN Lambda: Mono HDV Study		☆

59

Experienced Management David Cory, RPh, MBA President and CEO Jim Welch, MBA Chief Financial Officer Joanne Quan, MD Chief Medical Officer Eduardo Martins, MD, PhD Senior Vice President, Liver & Infectious Diseases Jim Shaffer, MBA Chief Business Officer Shelly Xiong, PhD, RAC Vice President, Regulatory Affairs Debra Odink, PhD Senior Vice President, Manufacturing

Indication Hepatitis Delta Post-Bariatric Hypoglycemia Pulmonary Arterial Hypertension Lymphedema Inventors & Advisors Faculty / Inventors / Advisors Jeffrey Glenn, MD, PhD Tracey McLaughlin, MD, MPH Mark Nicolls, MD Stanley Rockson, MD Stanford MEDICINE

Financial Snapshot Balance Sheet (as of June 30, 2016) $ Millions Cash and Cash Equivalents $45.4 Debt $0.0 Capitalization (as of August 4, 2016) Shares in Millions Common Shares Outstanding 7.105 Fully Diluted Shares Outstanding1 7.250 1Fully diluted share count assumes treasury stock method, outstanding options and warrants as of June 30, 2016, and share price as of August 12, 2016. Reverse merger into Celladon on March 22, 2016 License Agreement with Bristol-Myers Squibb on April 20, 2016 In-licensed PEG-interferon Lambda-1a for Hepatitis Delta Virus Eiger made upfront payment of $2 million in cash and $3 million in stock

An Orphan Disease Company by Design